ADVISORSHARES TRUST

AdvisorShares CORNERSTONE SMALL CAP ETF

NYSE Arca ticker: SCAP

Supplement dated May 25, 2016

to the Prospectus and Statement of Additional Information

dated April 11, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information for the AdvisorShares Cornerstone Small Cap ETF (the “Fund”) and should be read in conjunction with those documents.

Shares of the Fund will be available for purchase by investors when the Fund commences operations. The Fund is expected to commence operations on July 7, 2016 and no purchase of shares will be accepted by the Fund prior to that date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.